CENDANT CORPORATION
SEGMENT SUMMARY
($ in millions)

-------------------------------------------------------------------------------------------------------------------------
                                    1st Quarter                 2nd Quarter         3rd Quarter   4th Quarter     Total
                          --------------------------    --------------------------  -----------   -----------    -------
                            1997     1998(2)      %       1997      1998(2)     %       1997         1997          1997
                          --------   --------     --    --------   --------     --    --------     --------      --------
Revenue
     Travel               $  327.1   $  361.6     11%   $  333.2   $  489.4     47%   $  354.9     $  322.3      $1,337.5
     Real Estate             191.1      279.1     46%      246.1      354.9     44%      281.2        268.6         987.0
     Alliance Marketing      353.9      371.9      5%      332.3      377.3     14%      437.6        446.3       1,570.1
     Other                    81.6      116.7     43%       88.2       56.5    -36%      112.7         63.0         345.5
                          --------   --------           --------   --------           --------     --------      --------
Total Continuing Ops         953.7    1,129.2     18%      999.8    1,278.1     28%    1,186.4      1,100.2       4,240.2
     Discontinued Ops        137.3      158.7     16%      127.9      204.9     60%      142.0        235.0         642.2
                          --------   --------           --------   --------           --------     --------      --------
Total Cendant             $1,091.0   $1,287.9     18%   $1,127.7   $1,483.0     32%   $1,328.4     $1,335.2      $4,882.4
                          ========   ========           ========   ========           ========     ========      ========


EBITDA(1)
     Travel               $  134.4   $  179.2     33%   $  143.6   $  200.2     39%   $  150.5     $  132.7      $  561.2
     Real Estate              60.9      123.1    102%      100.6      176.7     76%      130.8        112.1         404.4
     Alliance Marketing       47.1        4.6    -90%       25.2      (16.0)   -163%      73.8         33.5         179.6
     Other                    15.6       77.3    396%       35.6       15.5    -56%       57.9         (5.0)        104.1
                          --------   --------           --------   --------           --------     --------      --------
Total Continuing Ops         258.0      384.2     49%      305.0      376.4     23%      413.0        273.3       1,249.3
     Discontinued Ops         17.5       (3.0)  -117%        6.2       28.1    353%       11.4         53.2          88.3
                          --------   --------           --------   --------           --------     --------      --------
Total Cendant             $  275.5   $  381.2     38%   $  311.2   $  404.5     30%   $  424.4     $  326.5      $1,337.6
                          ========   ========           ========   ========           ========     ========      ========

----------
(1) Earning before interest, taxes, depreciation and amortization.

(2) The 1998 financial information is derived from unaudited financial information. 1998 quarterly results are not necessarily indicative of the financial results that may be expected for the year ending
    December 31, 1998.

CENDANT CORPORATION
INCOME STATEMENT SUMMARY
($ in millions)

-----------------------------------------------------------------------------------------------------------------------------
                                        1st Quarter                 2nd Quarter         3rd Quarter   4th Quarter     Total
                              --------------------------    --------------------------  -----------   -----------    -------
                                1997       1998       %       1997      1998        %       1997         1997          1997
                              --------   --------     --    --------   --------     --    --------     --------      --------
Travel Segment
     Lodging                   $ 89.8     $ 94.7       5%   $ 108.1    $ 117.2      8%     $ 124.5     $ 101.5       $ 424.0
     Timeshare                   93.8      106.3      13%      85.3       94.0     10%        86.9        80.3         346.29
     Car Rental                  34.5       45.1      31%      38.6       48.2     25%        41.4        35.7         150.20
     Fleet Management            91.5       96.6       6%      79.2       96.0     21%        73.9        79.6         324.20
     Other (NPC and
      Global Refund)             17.5       18.9       8%      22.0      134.0    509%        28.2        25.2          92.90
                              -------    -------            -------    -------             -------     -------       -------
Total revenue                   327.1      361.6      11%     333.2      489.4     47%       354.9       322.3       1,337.5
                              =======    =======            =======    =======             =======     =======       =======

Real Estate Segment
     Real Estate Franchise       55.4       84.3      52%      83.7      131.5     57%        98.3        97.2         334.6
     Relocation Services         85.2       99.7      17%     102.7      110.2      7%       112.0       101.6         401.5
     Mortgage Services           33.6       78.0     132%      42.5       94.0    121%        51.6        51.5         179.2
     New Mover                   16.8       17.1       2%      17.2       19.2     12%        19.3        18.3          71.6
                              -------    -------            -------    -------             -------     -------       -------
Total revenue                   191.1      279.1      46%     246.1      354.9     44%       281.2       268.6         987.0
                              =======    =======            =======    =======             =======     =======       =======

Alliance Marketing Segment
     Individual                 167.7      171.8       2%     154.9      175.1     13%       171.0       178.4         672.0
     Insurance/Wholesale        111.9      134.0      20%     118.7      136.8     15%       118.5       133.5         482.6
     Lifestyle                   74.3       66.1     -11%      58.7       65.4     11%       148.1       134.4         415.5
                              -------    -------            -------    -------             -------     -------       -------
Total revenue                   353.9      371.9       5%     332.3      377.3     14%       437.6       446.3       1,570.1
                              =======    =======            =======    =======             =======     =======       =======

Other Segment                    81.6      116.7      43%      88.2       56.5    -36%       112.7        63.0         345.5
                              =======    =======            =======    =======             =======     =======       =======

Discontinued Operations
     Hebdo Mag                   45.6       62.8      38%      48.9       74.4     52%        51.3        62.7         208.5
     Software                    91.7       95.9       5%      79.0      130.5     65%        90.7       172.3         433.7
                              -------    -------            -------    -------             -------     -------       -------
Total revenue                 $ 137.3    $ 158.7      16%   $ 127.9    $ 204.9     60%     $ 142.0     $ 235.0       $ 642.2
                              =======    =======            =======    =======             =======     =======       =======

CENDANT CORPORATION
TRAVEL SEGMENT REVENUE DRIVER ANALYSIS
(Revenue $ in millions)

----------------------------------------------------------------------------------------------------------------------------------
                                             1st Quarter                 2nd Quarter         3rd Quarter   4th Quarter     Total
                                   --------------------------    --------------------------  -----------   -----------    -------
                                     1997       1998       %       1997      1998        %       1997         1997          1997
                                   --------   --------     --    --------   --------     --    --------     --------      --------
Lodging
     Rooms                          480,599     488,206    2%     488,145     496,706    2%      497,020      503,183      492,254
     Royalty per Available Room     $ 76.46     $ 79.70    4%     $ 97.78    $ 101.27    4%     $ 115.09      $ 79.45     $ 369.03
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Royalty                    36.7        38.9     6%       47.7        50.3     5%        57.2         40.0        181.7
     Other                            53.1        55.8     5%       60.4        66.9    11%        67.3         61.5        242.3
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Revenue                  $ 89.8      $ 94.7     5%    $ 108.1     $ 117.2     8%     $ 124.5      $ 101.5      $ 424.0
                                  =========  ==========        ==========  ==========         ==========   ==========   ==========
Timeshare
     Number of Exchanges            475,086    492,436    4%     405,120     411,711    2%      406,936      360,825    1,647,967
     Annual Number of Exchanges   1,900,344  1,969,744    4%   1,620,480   1,646,844    2%    1,627,744    1,443,300    1,647,967
     Average Members              2,039,811  2,177,050    7%   2,049,972   2,186,424    7%    2,074,412    2,089,700    2,155,795
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Units                  3,940,155  4,146,794    5%   3,670,452   3,833,268    4%    3,702,156    3,533,000    3,803,762
     Average Fee                    $ 20.47    $ 21.01    3%     $ 20.11     $ 20.87    4%      $ 20.83      $ 20.44      $ 79.86
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Member/Exchange Fees       80.7       87.1     8%       73.8        80.0     8%        77.1         72.2        303.8
     Other                            13.1       19.2    47%       11.5        14.0    22%         9.8          8.1         42.5
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Revenue                  $ 93.8     $106.3    13%     $ 85.3      $ 94.0    10%      $ 86.9       $ 80.3      $ 346.3
                                  =========  ==========        ==========  ==========         ==========   ==========   ==========

Car Rental
     Rental days                   12,821,00 12,464,857   -3%  13,340,886  13,867,489    4%   15,021,195   12,506,732   53,689,821
     Royalty per Rental day           $ 1.79     $ 1.90    6%      $ 1.84      $ 1.85    1%       $ 1.82       $ 1.89       $ 1.84
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Royalty                     23.0       23.7     3%       24.5        25.7     5%        27.4         23.7         98.6
     Other                             11.5       21.4    86%       14.1        22.5    60%        14.0         12.0         51.6
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Revenue                   $ 34.5     $ 45.1    31%     $ 38.6      $ 48.2    25%      $ 41.4       $ 35.7      $ 150.2
                                  =========  ==========        ==========  ==========         ==========   ==========   ==========

Fleet Management
     Number of Cars/Cards         2,660,407   3,877,657   46%   2,804,170   4,054,128   45%    3,162,740    3,215,953    2,960,817
     Revenue per Car/Card           $ 34.39     $ 24.91  -28%     $ 28.24     $ 23.68  -16%      $ 23.37      $ 24.75     $ 109.50
                                  ---------  ----------        ----------  ----------         ----------   ----------   ----------
     Total Revenue                  $ 91.5      $ 96.6    6%      $ 79.2      $ 96.0    21%      $ 73.9       $ 79.6      $ 324.2
                                  =========  ==========        ==========  ==========         ==========   ==========   ==========


CENDANT CORPORATION
REAL ESTATE SEGMENT REVENUE DRIVER ANALYSIS
(Revenue $ in millions)

----------------------------------------------------------------------------------------------------------------------------------
                                             1st Quarter                 2nd Quarter         3rd Quarter   4th Quarter     Total
                                   --------------------------    --------------------------  -----------   -----------    -------
                                     1997     1998(2)      %       1997      1998(2)     %       1997         1997          1997
                                   --------   --------     --    --------   --------     --    --------     --------      --------
Real Estate Franchise
     Closed sides Domestic         265,896     322,995     21%    402,386    498,893    24%    438,120      431,423      1,537,825
     Average Price                 118,362     135,445     14%    122,285    142,735    17%    131,285      130,909        126,590
     Adj Royalty Rate
      (roy x comm)                    0.15%       0.16%  0.01        0.15%      0.15% 0.00        0.15%        0.15%          0.15%
                                   -------     -------            -------    -------           -------      -------        -------
     Total Royalties                 48.3        71.1      47%      74.6      108.7     46%      85.8         85.2          293.9
     Other                            7.1        13.2      86%       9.1       22.8    151%      12.5         12.0           40.7
                                   -------     -------            -------    -------           -------      -------        -------
     Total Revenue                 $ 55.4      $ 84.3      52%    $ 83.7    $ 131.5     57%    $ 98.3       $ 97.2        $ 334.6
                                   =======     =======            =======    =======           =======      =======        =======

Mortgage Services
     Production Loan
      Closings (000's)             $ 1,783     $ 4,615    159%    $ 2,480   $  6,576   165%    $ 3,547      $ 3,907      $ 11,717
     Avg Fee - Basis Points         107.6       116.4       8      124.1      122.2     -2%      98.7         84.9         100.8
                                   -------     -------            -------    -------           -------      -------        -------
     Production Fees                 19.2        53.7     180%      30.8       80.4    161%      35.0         33.2         118.2

     Avg Servicing Loan
      Portfolio                   $ 25,103    $ 30,908     23%   $ 25,636   $ 34,004    33%   $ 27,074     $ 28,999      $ 26,703
     Avg Fee - Basis Points           5.8         7.6      31%       4.6        4.0    -13%       6.1          6.3          22.9
                                   -------     -------            -------    -------           -------      -------        -------
     Service Fees                    14.4        24.3      68%      11.7       13.6     16%      16.6         18.3          61.0
     Total Revenue                 $ 33.6      $ 78.0     132%    $ 42.5    $  94.0    121%    $ 51.6       $ 51.5       $ 179.2
                                   =======     =======            =======    =======           =======      =======        =======